SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2004

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund XI, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated October 5, 2004 to provide the required pro forma financial statements relating to the sale of the Johnson Matthey Building on October 5, 2004, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 10, 2004

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Johnson Matthey Building by The Wells Fund XI-Fund XII-REIT Joint Venture (the “Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 26.15% in the Joint Venture, which owned 100% of the Johnson Matthey Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sales of the Cort Building and the Johnson Matthey Building as if the dispositions occurred on January 1, 2003. Wells/Orange County Associates sold the Cort Building on September 11, 2003. The Registrant holds an equity interest of approximately 23.65% in Wells/Orange County Associates, a joint venture between Fund X and Fund XI Associates and Wells Operating Partnership, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Cort Building or the Johnson Matthey Building if the transactions had occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the sale of the Johnson Matthey Building as if the disposition occurred on January 1, 2003. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Cort Building and the Johnson Matthey Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$10,645,154	$(1,897,491)	(b)	$8,747,663
Cash and cash equivalents	1,567,942	2,529,819	(c)	4,097,761
Due from joint ventures	93,219	0		93,219

Total assets	$12,306,315	$632,328		$12,938,643

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$22,145	$0		$22,145
Partnership distribution payable	69,350	0		69,350

Total liabilities	91,495	0		91,495

Partners’ capital:
Limited partners:
Class A – 1,387,003 units outstanding	12,214,820	272,866	(d)	12,487,686
Class B – 266,277 units outstanding	0	359,462	(d)	359,462
General partners	0	0		0

Total partners’ capital	12,214,820	632,328		12,847,148

Total liabilities and partners’ capital	$12,306,315	$632,328		$12,938,643

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Johnson Matthey Building of $632,328 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Johnson Matthey Building of $2,529,819.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Johnson Matthey Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Johnson Matthey Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Cort Building		Johnson Matthey Building
EQUITY IN INCOME OF JOINT VENTURES	$557,937	$(3,445	)(b)	$(131,982	)(c)	$422,510

EXPENSES:
Partnership administration	81,958	0		0		81,958
Legal and accounting	20,860	0		0		20,860
Computer Costs	9,835	0		0		9,835
Other general and administrative	1,682	0		0		1,682

	114,335	0		0		114,335

INTEREST INCOME	1,927	0		0		1,927

NET INCOME	$445,529	$(3,445)		$(131,982)		$310,102

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$999,612	$(21,592)		$(198,784)		$779,236

CLASS B LIMITED PARTNERS	$(554,083)	$18,147		$66,802		$(469,134)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.72					$0.56

CLASS B	$(2.05)					$(1.73)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,382,605					1,382,605

CLASS B	270,676					270,676

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income of Wells/Orange County Associates earned by the Registrant related to the Cort Building for the period from January 1, 2003 to September 11, 2003 (date of sale). The pro forma adjustment results from loss on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Johnson Matthey Building for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$395,964	$(114,966	)(b)	$280,998

EXPENSES:
Partnership administration	80,791	0		80,791
Legal and accounting	29,664	0		29,664
Other general and administrative	1,154	0		1,154

	111,609	0		111,609

OTHER INCOME	8,991	0		8,991

NET INCOME	$293,346	(114,966)		$178,380

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$412,585	(114,966)		$297,619

CLASS B LIMITED PARTNERS	$(119,239)	0		$(119,239)

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.30			$0.21

CLASS B	$(0.45)			$(0.45)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,387,086			1,387,086

CLASS B	266,194			266,194

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2004.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Johnson Matthey Building for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Johnson Matthey Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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